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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934


                                  JULY 29, 2003
                Date of Report (date of Earliest Event Reported)


                                 ISOLAGEN, INC.
             (Exact Name of Registrant as Specified in its Charter)


               DELAWARE                                 0-12666                               87-0458888
    (State or Other Jurisdiction of              (Commission File No.)          (I.R.S. Employer Identification No.)
     Incorporation or Organization)


                 2500 WILCREST, 5TH FLOOR, HOUSTON, TEXAS 77042
              (Address of principal executive offices and zip code)


                                 (713) 780-4754
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed from last report)




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ITEM 5.  OTHER EVENTS


         On July 29, 2003 the Company issued a press release relating to its clinical trials. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The reader is advised to read the press release in its entirety.




                          [THE SIGNATURE PAGE FOLLOWS.]


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                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ISOLAGEN, INC.


Date:  July 29, 2003                        By:    /s/ Jeffrey W. Tomz
                                                ----------------------------
                                                  Chief Financial Officer



                                       2


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                                 EXHIBIT INDEX



EXHIBIT NO.          DESCRIPTION
-----------          -----------

   99.1              Press Release